CERTIFICATION

I, George W. Gatch, certify that:

1. I have reviewed this report on Form N-SAR of JPMorgan Federal Money Market Fund, JPMorgan
Treasury Plus Money Market Fund, JPMorgan U.S.
Government Money Market Fund, JPMorgan Prime
Money Market Fund, JPMorgan Tax Free Money
Market Fund, JPMorgan New York Tax Free Money
Market Fund, JPMorgan California Tax Free
Money Market Fund, JPMorgan 100% U.S.
Treasury Securities Money Market Fund, and
JPMorgan Liquid Asset Money Market Fund, each a series of Mutual Fund Trust;

2.  Based on my knowledge, this report
does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the
financial information included
in this report, and the financial
statements on which the financial
information is based, fairly present
in all material respects the financial
condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining disclosure
controls and procedures (as defined
in rule 30a-2(c) under the Investment
Company Act) for the registrant and
have:
a) designed such disclosure controls
and procedures to ensure that material
information relating to the registrant,
including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b) evaluated the effectiveness of
the registrant's disclosure controls
and procedures as of a date within
90 days prior to the filing date of
this report (the "Evaluation Date");
and
c) presented in this report our
conclusions about the effectiveness
of the disclosure controls and
procedures based on our evaluation
as of the Evaluation Date;

5. The registrant's other certifying
officers and I have disclosed, based
on our most recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's board
of directors (or persons performing
the equivalent functions):
a) all significant deficiencies in the
design or operation of internal
controls which could adversely affect
the registrant's ability to record,
process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material,
that involves management or other
employees who have a significant role
in the registrant's internal controls;
and

6. The registrant's other certifying
officers and I have indicated in
this report whether or not there were
significant changes in internal
controls or in other factors that
could significantly affect internal
controls subsequent to the date of
our most recent evaluation, including
any corrective actions with regard to
significant deficiencies and material
weaknesses.

/s/George W. Gatch/President
Date:4/28/03